UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2005

NAVISTAR FINANCIAL RETAIL

RECEIVABLES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-67112	51-0337491
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 29, 2005, Navistar Financial Retail Receivables Corporation (“NFRRC”), entered into a Receivables Sale Agreement, a copy of which is filed as an exhibit hereto, with Navistar Financial Corporation (“NFC”). On April 29, 2005, NFRRC, as Seller, entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, with NFC, as servicer, Thunder Bay Funding, LLC, and Royal Bank of Canada, as agent.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 99.1	Receivables Sale Agreement, dated as of April 29, 2005.

Exhibit 99.2	Receivables Purchase Agreement, dated as of April 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

Dated: May 31, 2005	By:	/s/ Andrew J. Cederoth
Andrew J. Cederoth
	Its:	Vice President and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Exhibit
Exhibit 99.1	Receivables Sale Agreement, dated as of April 29, 2005.

Exhibit 99.2	Receivables Purchase Agreement, dated as of April 29, 2005.